UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 7, 2021

NEOGEN CORPORATION

(Exact name of registrant as specified in its charter)

Michigan	0-17988	38-2367843
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

620 Lesher Place Lansing, Michigan	48912
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 517-372-9200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.16 par value per share	NEOG	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On October 7, 2021, Neogen Corporation (the “Company”) held its 2021 Annual Meeting of Shareholders. At the meeting 100,475,609 of the 107,481,509 shares outstanding and entitled to vote were present and voted. The matters listed below were submitted to a vote of the shareholders though the solicitation of proxies. The proposals are described in detail in the Company’s Proxy Statement dated as of, and filed with Securities and Exchange Commission on, August 31, 2021. The voting results are as follows:

Proposal 1 – Election of Directors

Nominee	For	Withheld
James C. Borel	89,549,056	5,070,615
Ronald D. Green, Ph.D.	88,680,655	5,939,016
Darci L. Vetter	89,712,238	4,907,433

Proposal 2 – To Approve an Amendment to the Company’s Restated Articles of Incorporation to Increase the Number of Authorized Shares

The shareholders approved the amendment to the Company’s Restated Articles of Incorporation to increase the number of authorized shares of common stock to 240,000,000.

For	Against	Abstain	Broker Non-Vote
90,879,965	3,691,069	48,637	5,855,938

Proposal 3 – To Approve the Neogen Corporation 2021 Employee Stock Purchase Plan

The shareholders approved the establishment of the Neogen Corporation 2021 Employee Stock Purchase Plan.

For	Against	Abstain	Broker Non-Vote
94,028,316	538,433	52,922	5,855,938

Proposal 4 – To Approve, by Non Binding Vote, the Compensation of the Company’s Named Executive Officers

The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy materials.

For	Against	Abstain	Broker Non-Vote
91,114,077	3,300,741	204,853	5,855,938

Proposal 5 – Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm

The shareholders ratified the appointment of BDO USA LLP as the Company’s auditors for the fiscal year ending May 31, 2022.

For	Against	Abstain	Broker Non-Vote
99,413,492	944,684	117,433	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGEN CORPORATION
(Registrant)

Date: October 8, 2021

/s/ Steven J. Quinlan

Steven J. Quinlan
Vice President & CFO